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                                                                     EXHIBIT 1.1

                                1,000,000 Shares
                    Series D [ ]% Convertible Preferred Stock

                               ALLEN TELECOM INC.

                             UNDERWRITING AGREEMENT

                                                                 March ___, 2002



BEAR, STEARNS & CO. INC.
 as Representative of the
 several Underwriters named in
 Schedule I attached hereto
 383 Madison Avenue
 New York, New York  10179

Ladies and Gentlemen:

     Allen Telecom Inc., a corporation organized and existing under the laws of Delaware (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVE") are acting as representative, an aggregate of 1,000,000 shares (the "FIRM SHARES") of its Series D [ ]% Convertible Preferred Stock, without par value, of the Company ("SERIES D PREFERRED STOCK"). The Company also proposes to sell up to 150,000 additional shares of Series D Preferred Stock (the "ADDITIONAL SHARES") for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "SHARES." The Shares are more fully described in the Registration Statement referred to below.

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

     (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-82696), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Shares, the shares of the Company's common stock, par value $1.00 per share ("COMMON STOCK"), into which the Shares may be converted (the "CONVERSION SHARES"), and the Company's bona fide estimate of the number of shares of Common Stock that may be issued as dividends on the Shares through the Mandatory Redemption Date (as defined in the Certificate of

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Designation of the Series D Preferred Stock executed by the Company on the date hereof (the "CERTIFICATE OF DESIGNATION")) (such shares, the "REGISTERED DIVIDEND SHARES"), which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "REGISTRATION STATEMENT." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Series D Preferred Stock (a "RULE 462(B) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of either the Registration Statement or any part thereof or the Rule 462(b) Registration Statement, if any, or any part thereof, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission or by the state securities or Blue Sky authority of any jurisdiction. The Company, if required by the Securities Act or rules and regulations of the Commission (the "RULES AND REGULATIONS") thereunder, proposes to file the Prospectus (as hereinafter defined) with the Commission pursuant to Rule 424(b) under the Securities Act. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) under the Securities Act, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "PROSPECTUS," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "OFFERING") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) under the Securities Act), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "PRELIMINARY PROSPECTUS." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "AMEND," "AMENDMENT" or "SUPPLEMENT" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration


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Statement, the date of such Preliminary Prospectus or the date of the
Prospectus, as the case may be, which is incorporated therein by reference and
(ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply with the applicable provisions of the Securities Act, the Exchange Act and the respective Rules and Regulations thereunder and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the respective Rules and Regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this Section 1(b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein ("UNDERWRITERS' INFORMATION"). The parties acknowledge and agree that the Underwriters Information consists solely of the material included in paragraphs 3 and 9 and the last sentence in paragraph 10 under the caption "Underwriting" in the Prospectus. If Rule 434 is used, the Company agrees to comply with the requirements of Rule 434.

     (c) Deloitte & Touche LLP and PricewaterhouseCoopers LLP, who have each certified financial statements and supporting schedules included or incorporated by

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reference in the Registration Statement, each are independent public accountants as required by the Securities Act and the Rules and Regulations thereunder.

     (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in (i) the business, prospects, properties, operations, condition (financial or other), stockholders' equity (investment) or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) the capital stock (other than pursuant to the exercise of stock options described in the Registration Statement as outstanding or the grant of stock or stock options pursuant to the Company's benefit plans) or long-term debt of the Company or any of the Subsidiaries, (iii) the Offering, or anything giving rise to any liability or obligation on the part of the Underwriters, or (iv) the consummation of the transactions contemplated by this Agreement or the Company's performance of its obligations hereunder (a "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT") and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has sustained any loss or interference with the business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

     (e) No order preventing or suspending the use of Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities or Blue Sky authority of any jurisdiction.

     (f) The Company, has, since January 1, 1997, timely filed all reports, contracts or documents required to be filed with the Commission under the Exchange Act and the Rules and Regulations thereunder.

     (g) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby, including, without limitation, the power and authority to issue, sell and deliver the Shares to be sold by the Company as provided herein. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Certificate of Designation has been duly authorized by all necessary corporate action and

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any necessary stockholder action, conforms in all material respects to the description thereof in the Prospectus, has been duly executed by the Company, and, on or prior to the Closing Date, will be filed by the Company with the Secretary of State of the State of Delaware.

     (h) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the sale and issuance of the Shares, do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to any agreement, indenture, mortgage, deed of trust, loan agreement, instrument, franchise, license or permit to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties or assets is subject or may be bound and which is material to the business of the Company and the Subsidiaries (as hereinafter defined) taken as a whole, or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws or other organizational documents of the Company or any of the Subsidiaries or any judgment, decree, order, statute, law, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with (i) any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets or (ii) any other person is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

     (i) The Company has the authorized capitalization as set forth in the Registration Statement and the Prospectus, the capital stock of the Company conforms in all material respects to the descriptions thereof contained in and incorporated by reference in the Registration Statement and Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any shares of capital stock from the Company upon issuance thereof by the Company; the Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, entitled to the

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rights, privileges and preferences set forth in the Certificate of Designation and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company; all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as otherwise disclosed in the Registration Statement and Prospectus; and the Shares and Series D Preferred Stock conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as set forth in or contemplated by the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries are outstanding. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act.

     (j) The only subsidiaries (as defined in Rule 405 of the Regulations) of the Company are those listed on Exhibit 21 of the Company's Form 10-K for the Company's fiscal year ended December 31, 2001 (the "SUBSIDIARIES"). The Company and each of the Subsidiaries has been duly incorporated, chartered or organized and is validly existing as a corporation, partnership or other entity and in good standing under the laws of the jurisdiction in which it is incorporated, chartered or organized. The Company and each of the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits (collectively, the "CONSENTS") of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for such Consents the absence of which would not have a Material Adverse Effect. No Consent contains any materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

     (k) Except as disclosed on Schedule 1(k), neither the Company nor any Subsidiary owns or holds any beneficial interest, directly or indirectly, in any corporation, partnership, trust or association, joint venture or other entity other than the Subsidiaries.

     (l) The Conversion Shares and all shares of Common Stock issuable as payment of dividends on the Shares (the "DIVIDEND SHARES"), in each case, in accordance with the terms of the Certificate of Designation, have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Certificate of

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Designation, will be duly and validly issued and fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any shares of Common Stock from the Company upon issuance thereof by the Company. The Company has reserved for issuance (i) upon conversion of the Shares, the Company's bona fide estimate, based upon the initial Conversion Ratio (as defined in the Certificate of Designation), of the number of shares of Common Stock issuable upon conversion of the Shares (the "RESERVED CONVERSION SHARES") and (ii) upon payment of dividends on the Shares in Common Stock, the Registered Dividend Shares.

     (m) Except as described in the Prospectus, there is no legal or governmental proceeding, including routine litigation, to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, is reasonably likely to have a Material Adverse Effect, and to the Company's knowledge, no such proceeding is threatened or contemplated by governmental authorities or by others, and the defense of all such claims against the Company in the aggregate, including routine litigation, will not have a Material Adverse Effect.

     (n) None of the Company, any officer or director of the Company or any affiliate controlled by the Company has taken, and to the Company's knowledge, no affiliate not controlled by the Company has taken, and, to the Company's knowledge, none of the foregoing persons has an intention to take, directly or indirectly, any action designed to cause or result in, or which constitutes or which could reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (o) The financial statements, including the notes thereto, and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and condition and results of operations and cash flows for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein. There are no historical or pro forma financial statements that are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X that have not been included as so required.

     (p) Except as disclosed in the Registration Statement, no holder of securities of the Company has any rights to the registration of securities of the Company as a result of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

     (q) The Company is not and, after giving effect to the offering and sale of the Shares and at all times up to and including the application of the net proceeds as described in the Prospectus, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

     (r) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

     (s) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date and at any Additional Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (t) There are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement, the Company's Form 10-K for the Company's fiscal year ended December 31, 2001 or a Form 8-K of the Company for any period after December 31, 2001 and through the date hereof that have not been so described or filed.

     (u) Neither the Company nor any of the Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any agreement, indenture, mortgage, deed of trust, loan agreement, instrument, franchise, license or permit to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, except in the case of (ii) or (iii) any violation or default that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, or which are set forth in or contemplated in the Prospectus.

     (v) The Company and each of the Subsidiaries have accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed

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by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of the Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except any amounts the Company is contesting in good faith, and the failure to file or so pay would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. No deficiency assessment with respect to a proposed adjustment of the Company's or any of the Subsidiaries' federal, state, foreign or other taxes is pending or, to the Company's knowledge, threatened, which could reasonably be expected to have a Material Adverse Effect. There is no material tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any of the Subsidiaries.

     (w) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, domestic or foreign, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as are not reasonably likely to have a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to their ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of the Subsidiaries, which claim, if adversely decided, could reasonably be expected to have a Material Adverse Effect.

     (x) The Company or one of the Subsidiaries owns, holds, licenses to or otherwise has sufficient rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, mask works, inventions, trade secrets, technology, know-how and other intellectual property, domestic or foreign (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of the Company's and the Subsidiaries' business as now conducted or as proposed to be conducted, including in connection with the products and services under development, as described in the Registration Statement and the Prospectus. Except as set forth in the Prospectus under the caption "Business - Recent Developments - Patent Litigation" or on Schedule 1(x), (i) there are no rights of third parties to any such Intellectual Property; (ii) to the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and, to the Company's knowledge, there are no facts which are likely to form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and, to the Company's knowledge, there are no facts which would form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights, domestic or foreign, of others, and, to the Company's knowledge, there are no facts which would form a reasonable basis for any such claim; and (vi) there is no prior art of which the Company is aware that is reasonably likely to render any U.S. or foreign patent held by the Company or any of the Subsidiaries invalid or any U.S. or foreign patent application held by the Company or any of the Subsidiaries unpatentable which has not been disclosed to the U.S. Patent and Trademark Office or a similar foreign registry, as applicable. Except as disclosed in the Prospectus, to the Company's knowledge, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property; neither the Company nor any of the Subsidiaries is a party to or bound by any material options, licenses or agreements with respect to the Intellectual Property of any other person or entity; none of the technology employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries, in violation of any contractual fiduciary obligation binding on the Company of any of the Subsidiaries or, to the Company's knowledge, any of its employees or otherwise in violation of the rights of any person. The Company and the Subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually required to do so, the confidential information of third parties in their possession.

     (y) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained by the Company (a "COMPANY EMPLOYEE BENEFIT PLAN") which could have a Material Adverse Effect; each Company Employee Benefit Plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan;" each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification; and neither the Company nor any Subsidiary has violated any provision of ERISA, or the rules and regulations thereunder, which violation could reasonably be expected to result in a Material Adverse Effect.

     (z) Other than as described in the Registration Statement, to the Company's knowledge after diligent inquiry, the Company and the Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, singularly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as would not have a Material Adverse Effect.

     (aa) The statistical and market-related data included in the Prospectus and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

     (bb) Except as contemplated by this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for a fee, commission or other compensation on account of the engagement of a broker or finder in connection with the transactions contemplated herein.

     (cc) Except for normal disputes with employees in the ordinary course of business, no labor problem or dispute with the employees of the Company or any Subsidiary exists or, to the Company's knowledge, is threatened or imminent and, to the Company's knowledge, there are no existing or imminent labor disturbances by the employees of any of its or the Subsidiaries' principal suppliers, contractors or customers (whether or not arising from transactions in the ordinary course of business) that could reasonably be expected to result in a Material Adverse Effect. To the Company's knowledge, no executive, key employee or group of employees of the Company or any of the Subsidiaries plans to terminate employment with the Company or any of the Subsidiaries. To the knowledge of the Company, no union representation question existing with respect to the employees of the Company or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any Subsidiary and none of the Company or any Subsidiary has violated

(A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees or (B) any applicable wage or hour laws, which violation could reasonably be expected to result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

     (dd) The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

     (ee) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (ff) Neither the Company, any of the Subsidiaries nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

     (gg) The Company has complied with all of its obligations as set forth in the Registration Rights Agreement, dated as of December 17, 2001, by and among the Company, Bartley R.F. Systems Trust and Bartley R.F. Systems, Inc. The Company delivered on February 6, 2002, in the manner contemplated by such Registration Rights Agreement, a notice to Bartley R.F. Systems,

Inc. requesting that Bartley R.F. Systems, Inc. and related persons and entities suspend any disposition of shares of Common Stock pursuant to the resale registration statement and the prospectus filed for the benefit of such persons for a 90-day period.

     (hh) Any Conversion Shares or Dividend Shares issued in accordance with the provisions of the Certificate of Designation will be freely tradable securities without restriction under the Securities Act assuming such shares are not held by affiliates of the Company within the meaning of the Securities Act.

     (ii) None of (x) the issuance of the Shares, (y) the conversion of Series D Preferred Stock into Common Stock in accordance with the terms of the Certificate of Designation or (z) the issuance of shares of Common Stock as payment of dividends on Series D Preferred Stock in accordance with the terms of the Certificate of Designation will result in any holder of any outstanding security convertible into or exchangeable for Common Stock or any option, right or warrant to purchase Common Stock or any security convertible into or exchangeable for Common Stock being entitled to purchase additional shares of Common Stock or to purchase shares of Common Stock at a lower price per share upon exercise, conversion or exchange of such outstanding security.

     (jj) Each Operative Document (as hereinafter defined) has been duly authorized, executed and delivered by the Company and the Subsidiaries and, to the Company's knowledge, the other parties thereto, as applicable, and constitutes the valid and binding agreement, in full force and effect, of the Company and the Subsidiaries and, to the Company's knowledge, the other parties thereto enforceable against the Company and the Subsidiaries and, to the Company's knowledge, the other parties thereto in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting the enforcement of creditors' rights generally and to equitable principles. The execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated thereby have not and will not result in a breach or violation of any term or provision of, or constitute a default under, (i) any law, rule or regulation, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any property of the Company or any of the Subsidiaries is or, upon consummation of the transactions contemplated by the Operative Documents, will be subject or (iii) any order or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, in each case, that could reasonably be likely to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body or any other third party is required to be obtained or made by the Company or any of the Subsidiaries for the consummation of the transactions contemplated by the Operative Documents except for such consents, approvals, authorizations, orders or filings as had been obtained or made, or such consents, approval, authorizations, orders or filings the failure of which to obtain could not reasonably be expected to have a Material Adverse

Effect. "OPERATIVE DOCUMENTS" shall mean (A) the contracts or documents filed as exhibits to (1) the Company's Form 10-K for the Company's fiscal year ended December 31, 2001 (including, without limitation, exhibits filed with the Company's proxy statement on Schedule 14A with respect to its 2002 Annual Meeting of Stockholders, incorporated by reference in the Company's Form 10-K for the fiscal year ended December 31, 2001) and (2) the Company's Form S-3 registration statement, filed with the Commission on December 26, 2001, and the amendment thereto filed on January 18, 2001, each pursuant to Item 601 of Regulation S-K promulgated under the Securities Act (the "BARTLEY ACQUISITION AGREEMENTS"), (B) the General Purchase Agreement, dated July 23, 2001, between the Company and Cellco Partnership d/b/a/ Verizon Wireless (the "VERIZON CONTRACT"), and (C) the General Purchase Agreement, dated December 10, 2001, between the Company and AT&T Wireless Services, Inc., as amended by Addendum No. 1, dated December 5, 2001 and Addendum No. 2, dated January 15, 2002 (the "AT&T CONTRACT"), as each such Operative Document may be amended or modified at or as of the effective time of the Registration Statement.

     2. Purchase, Sale and Delivery of the Shares.

     (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite the respective name of each Underwriter in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9.

     (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 a.m., New York City time, on March ___, 2002 or the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 9) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE"). Payment shall be made to the Company or upon the order of the Company by wire transfer in same day funds, against delivery to you through the facilities of the Depository Trust Company for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. You will be permitted to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

     (c) In addition, the Company hereby grants to the Underwriters the option to purchase up the Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this
Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised from time to time and at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "ADDITIONAL CLOSING DATE"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

     (d) The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I (or such number increased as set forth in Section 9) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as the Representative in its sole discretion shall make.

     (e) Payment for the Additional Shares shall be made by wire transfer in same day funds at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York, 10103, or such other location as may be mutually acceptable to you and the Company, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

     3. Offering. Upon the Company's authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

     4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

     (a) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing.

     The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when the Registration Statement shall become effective, (ii) of the mailing or the delivery to the Commission for filing (if required) the Prospectus, and any supplement thereto, pursuant to Rule 424(b) or any Rule 462(b) Registration Statement, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) or any Rule 462(b) Registration Statement that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement or, so long as the prospectus delivery requirements are applicable, file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

     (b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Rules and

Regulations thereunder, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

     (c) The Company will promptly deliver to each of the Underwriters and Underwriters' Counsel (as defined in Section 6), without charge, a signed copy of the Registration Statement, including all consents and exhibits filed therewith and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto as you may reasonably request. Prior to 10:00 a.m., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

     (d) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430(a) and Section 5(b) of the Securities Act. The Company shall also furnish to each of the Underwriters such number of copies of the Final Prospectus as reasonably requested by any of the Underwriters.

     (e) The Company will cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"), and in the performance of any due diligence investigation by any broker/dealer participating in the sale of the Shares until the termination or completion of the Offering.

     (f) The Company will use its best efforts, in cooperation with the Underwriters, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualifications in effect for so long as required for the distribution thereof and will pay any fee of the NASD in connection with its review of the Offering; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction where it is not now so subject.

     (g) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriters as soon as practicable, but not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations thereunder (including, at the option of the Company, Rule 158).

     (h) From the date hereof through the date that is 90 days after the Closing, the Company will not, without your prior written consent, file with the Commission a registration statement under the Securities Act relating to, or directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase (other than employee stock options), issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), any shares of the Common Stock; provided, however, that (i) the Company may take all actions necessary or appropriate to enable it to issue and sell Common Stock pursuant to any employee stock plan, employee stock ownership plan, dividend reinvestment plan or defined contribution pension plan (within the meaning of Section 3(34) of ERISA) of the Company in effect on the date hereof and may continue to issue and sell Common Stock under its existing plans, (ii) the Company may issue Common Stock issuable upon the conversion of securities outstanding on the date hereof, and (iii) the Company may issue Common Stock upon the conversion of shares of Series D Preferred Stock and as payment of dividends on shares of Series D Preferred Stock, all in accordance with the terms of the Certificate of Designation.

     (i) The Company will use its best efforts to list the Conversion Shares and the Dividend Shares on the New York Stock Exchange (the "NYSE") and the Pacific Stock Exchange (the "PCX"), and the Company will use its best efforts to maintain the listing of the Common Stock on the NYSE and the PCX.

     (j) During the period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission), including prior to the Closing Date, the Company will furnish to you, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements of the Company, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

     (k) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

     (l) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the Rules and Regulations thereunder.

     (m) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of duplicating and binding any Agreement among Underwriters, this Agreement, the Blue Sky memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 4(f), including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) all fees and expenses in connection with listing the Conversion Shares and the Dividend Shares on any national securities exchange; (v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares. The Company also will pay or cause to be paid: (A) the cost of preparing stock certificates;
(B) the cost and charges of any transfer agent or registrar; and (C) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section, and Sections 7 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. Notwithstanding any provision to the contrary contained in this
Section 5, the Underwriters shall be entitled to the reimbursement of all out-of-pocket expenses in accordance with Section 11(d).

     6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "CLOSING DATE" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Fulbright & Jaworski L.L.P. ("UNDERWRITERS' COUNSEL") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement (including any Rule 462(b) Registration Statement) shall have become effective and all necessary approvals from the NYSE and the PCX shall have been received not later than, if pricing pursuant to Rule 430A, 5:30 p.m., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you; (ii) if the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a); and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

     (b) At the Closing Date, you shall have received the written opinion of Jones, Day, Reavis & Pogue, counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

          (i) Each of the Company and the Subsidiaries incorporated, chartered or organized in the United States (the "U.S. SUBSIDIARIES") has been duly incorporated, chartered or organized, as applicable, and is validly existing as a corporation, partnership or other entity in good standing under the laws of the jurisdiction in which it is incorporated, chartered or organized. Each of the Company and the U.S. Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect. Each of the Company and the U.S. Subsidiaries has all requisite power and authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

          (ii) The Company has the authorized capitalization set forth in the Registration Statement and the Prospectus; the capital stock of the Company conforms in all material respects to the descriptions thereof contained in and incorporated by reference in the Registration Statement and Prospectus; the Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when issued and delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and will not have been issued in violation of or subject to any preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company; and the Shares and Series D Preferred Stock conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (iii) The Conversion Shares and the Dividend Shares have been duly and validly authorized, and, when issued and delivered in accordance with the terms of the Certificate of Designation, will be duly and validly issued and fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any shares of Common Stock from the Company upon issuance thereof by the Company. The Company has reserved for issuance (i) upon conversion of the Shares, the Reserved Conversion Shares and (ii) upon payment of dividends on the Shares in Common Stock, the Registered Dividend Shares. The capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act.

          (iv) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Shares to be sold by the Company as provided herein. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Certificate of Designation has been duly authorized by all necessary corporate action and any necessary stockholder action, conforms in all material respects to the description thereof in the Prospectus, has been duly executed by the Company and has been filed with the Secretary of State of the State of Delaware.

          (v) To the best of such counsel's knowledge, no contract, agreement or document is required to be filed as an exhibit to the Registration Statement or to be summarized or described in the Prospectus which has not been so filed, summarized or described. The Bartley Acquisition Agreements are in full force and effect on the date hereof; and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any other party is in breach of or default under any of such contracts except as would not be material to the Company and the Subsidiaries' business, results of operations, cash flows or financial condition, taken as a whole.

          (vi) No holders of securities of the Company have any rights under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of the Company or any of the Subsidiaries or their respective properties or assets is subject or may be bound to have such securities included in the Registration Statement.

          (vii) Each of the Company's reports filed with the Commission under the Exchange Act and the Rules and Regulations thereunder since January 1, 1997, when it was filed, appeared on its face to be appropriately responsive in all material respects with the requirements of the Exchange Act and the applicable Rules and Regulations thereunder, except that such counsel does not express any opinion as to the financial statements and related notes and schedules and other financial data included therein or omitted therefrom or the exhibits thereto; and such counsel has no reason to believe that any of such documents, when such documents became were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

          (viii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the sale and issuance of the Shares, do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any agreement, indenture, mortgage, deed of trust, loan agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties or assets is subject or may be bound or (B) violate or conflict with any provision of (x) the certificate or articles of incorporation or by-laws of the Company or any of the Subsidiaries, or, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets or (y) the terms and provisions of any of the Operative Documents. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Securities Act and (3) such as are required by the NASD.

          (ix) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the respective Rules and Regulations thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as they case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

          (x) The statements under the captions "Prospectus Summary -- Recent Developments", "Prospectus Summary -- The Offering", "Risk Factors" (except insofar as such statements relate to Federal Communications Commission regulations or Intellectual Property), "Dividend Policy", "Management's Discussion and Analysis of Financial Condition and Results of Operations" (insofar as the statements under such caption relate to the Bartley Acquisition Agreements), "Business -- Recent Developments", "Business -- Legal Proceedings", "Description of the Convertible Preferred Stock", "Description of Certain Indebtedness and Capital Stock", "Certain United States Federal Income

     Tax Considerations" and "Underwriting" in the Prospectus, the statements set forth in Item 15 of Part II of the Registration Statement, the statements set forth under the captions "Item 1 - Business - Recent Developments", "Item 3 - Legal Proceedings" and "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations" (insofar as the statements under such caption relate to the Bartley Acquisition Agreements) of the Company's Form 10-K for the fiscal year ended December 31, 2001, and the statements set forth in the Company's proxy statement on Schedule 14A with respect to its 2002 Annual Meeting of Stockholders, incorporated by reference in the Company's Form 10-K for the fiscal year ended December 31, 2001, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and accurately reflect the status of such provisions purported to be summarized and are correct in all material respects.

          (xi) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

          (xii) Based on the laws in effect on the date hereof, any Conversion Shares or Dividend Shares issued in accordance with the provisions of the Certificate of Designation will be freely tradable securities without restriction under the Securities Act assuming such shares are not held by affiliates of the Company within the meaning of the Securities Act.

          (xiii) To the best of such counsel's knowledge, there is no legal or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or to the best of such counsel's knowledge, threatened against, or involving the properties or business of, the Company or any of the Subsidiaries, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

     In addition, such opinion shall also contain a statement of such counsel in substantially the following form:

          We have participated in the preparation of the Registration Statement and Prospectus (the documents incorporated into the Prospectus by reference, except for the current report on Form 8-K filed on February 14, 2002, the Company's Form 10-K for the fiscal year ended December 31, 2001 and the Company's proxy statement on Schedule 14A with respect to its 2002 Annual Meeting of Stockholders, incorporated by reference in the Company's Form 10-K for the fiscal year ended December 31, 2001, having previously been prepared and/or filed by the

     Company without our participation). From time to time we have had discussions with officers, directors and employees of the Company, Deloitte & Touche LLP, the independent accountants who examined certain of the consolidated financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and Prospectus, and your representatives concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3. Based thereupon we are of the opinion that the Registration Statement and the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial data included therein, and except for the information referred to under the caption "Experts" as having been included in the Prospectus on the authority of Deloitte & Touche LLP as experts, as to which we express no opinion) at the time the Registration Statement became effective under the Securities Act complied as to form in all material respects with the Securities Act and the Rules and Regulations thereunder, and that the documents incorporated or deemed to be incorporated by reference into the Prospectus that were filed prior to the date of this opinion (except for the operating statistics, financial statements, financial schedules, and other financial data included therein, as to which we express no opinion) at the time they were filed complied as to form in all material respects with the requirements of the Exchange Act and the Rules and Regulations thereunder.

          The Registration Statement has become effective under the Securities Act, and to our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission.

          We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness, or fairness (except as set forth in paragraph (x) above) of the information contained in the Registration Statement and Prospectus, including any document incorporated or deemed to be incorporated therein by reference. Based upon the participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Registration Statement (except for the operating statistics, financial statements, financial schedules, and other financial data included therein, and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and Prospectus on the authority of Deloitte & Touche LLP as experts) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, (with the foregoing exceptions) at such time contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters involving incorporations in other jurisdictions, on a reading of the applicable statutes without any review of judicial or administrative interpretations thereof; and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

     (c) At the Closing Date, you shall have received the written opinion of Laura Meagher, Esq., General Counsel and Secretary of the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters' Counsel to the effect that:

          (i) Each of the Subsidiaries incorporated, chartered or organized outside of the United States (the "FOREIGN SUBSIDIARIES") has been duly incorporated, chartered or organized, as applicable, and is validly existing as a corporation, partnership or other entity in good standing under the laws of the jurisdiction in which it is incorporated, chartered or organized. Each of the Company and the Foreign Subsidiaries has all requisite power and authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

          (ii) Each of the Foreign Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect.

          (iii) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any shares of capital stock from the Company upon issuance thereof by the Company.

          (iv) All of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as otherwise disclosed in the Registration Statement and Prospectus.

          (v) Except as set forth in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries are outstanding.

          (vi) No holder of securities of the Company has any rights to the registration of securities of the Company as a result of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

          (vii) None of (a) the issuance of the Shares, (b) the conversion of Series D Preferred Stock into Common Stock in accordance with the provisions of the Certificate of Designation or (c) the issuance of Common Stock as payment of dividends on Series D Preferred Stock in accordance with the provisions of the Certificate of Designation will result in any holder of any security convertible into or exchangeable for shares of Common Stock or any outstanding option, right or warrant to purchase shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock being entitled to purchase additional shares of Common Stock or to purchase shares of Common Stock at a lower price per share upon exercise, conversion or exchange of such outstanding security.

          (viii) Except as otherwise disclosed in the Prospectus, the Verizon Contract, the AT&T Contract and the contracts filed and described in the Prospectus (other than the Bartley Acquisition Agreements) are in full force and effect on the date hereof; and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any other party is in breach of or default under any of such contracts except as would not be material to the Company and the Subsidiaries' business, results of operations, cash flows or financial condition, taken as a whole.

          (ix) Neither the Company nor any of the Subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of the Subsidiaries is (A) in default in the performance of any obligation, agreement, covenant or condition contained any agreement, indenture, mortgage, deed of trust, loan agreement, instrument, franchise, license or permit to which it is a party or by which it is bound or to which any of its property is subject or (B) in breach or violation of any law, rule or regulation, or order or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties.

          (x) Each of the Company and the Subsidiaries has all Consents as are necessary to own, lease, license and operate its respective properties and to conduct its business as described in the Prospectus, except where the failure to have any such Consent would not have a Material Adverse Effect; and to the knowledge of such counsel after due inquiry, the Company is not in violation any such Consent, except for any violations which would not have a Material Adverse Effect.

          (xi) Other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (xii) The Company or one of the Subsidiaries owns, holds, licenses to or otherwise has sufficient rights to use, on reasonable terms, all Intellectual Property necessary for the conduct of the Company's and the Subsidiaries' business as now conducted or as proposed to be conducted, including in connection with the products and services under development, as described in the Registration Statement and the Prospectus. Except as set forth in the Prospectus under the caption "Business - Recent Developments - Patent Litigation" or on Schedule 1(x) to this Agreement,
     (i) there are no rights of third parties to any such Intellectual Property;
     (ii) to such counsel's knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and such counsel is unaware of any facts which are likely to form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights, domestic or foreign, of others, and such counsel is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) there is no prior art of which such counsel is aware that may render any U.S. or foreign patent held by the Company or any of the Subsidiaries invalid or any U.S. or foreign patent application held by the Company or any of the Subsidiaries unpatentable which has not been disclosed to the U.S. Patent and Trademark Office or a similar foreign registry, as applicable.

          (xiii) Except as disclosed in the Prospectus, such counsel is not aware of any material outstanding options, licenses or agreements of any kind relating to the Intellectual Property; neither the Company nor any of the Subsidiaries is a party to or bound by any material options, licenses or agreements with respect to the Intellectual Property of any other person or entity; none of the technology employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual fiduciary obligation binding on the Company of any of the Subsidiaries or, to such counsel's knowledge, any of the Company's employees or otherwise in violation of the rights of any person, except where such violation would not have a Material Adverse Effect. To such counsel's knowledge, the Company and the Subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually required to do so, the confidential information of third parties in their possession.

          (xiv) Neither the Company nor any of the Subsidiaries has violated any environmental law, any provisions of ERISA, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (xv) Each of the Company and the Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business; each such authorization is valid and in full force and effect and each of the Company and the Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company or any of the Subsidiaries.

          (xvi) The statements under the captions "Prospectus Summary", "Risk Factors" and "Business" in the Prospectus, and the statements set forth under the caption "Item 1 - Business" of the Company's Form 10-K for the fiscal year ended December 31, 2001, insofar as such statements relate to Federal Communications Commission regulations or Intellectual Property and constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and accurately reflect the status of such provisions purported to be summarized and are correct in all material respects.

     In addition, such opinion shall contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

     (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (e) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in
Section 1 are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

     (f) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Deloitte & Touche LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

     (g) You shall have also received from Deloitte & Touche LLP, a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and the Subsidiaries.

     (h) You shall have received a lock-up agreement substantially in the form of Exhibit A attached hereto from each person who is a director and from the following executive officers: Robert G. Paul, President and Chief Executive Officer and Robert A. Youdelman, Executive Vice President and Chief Financial Officer.

     (j) The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware and satisfactory evidence thereof shall have been provided to the Representative.

     (k) The Reserved Conversion Shares and the Registered Dividend Shares shall have been listed for trading on the NYSE and the PCX.

     (l) Prior to the Closing Date the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

     (m) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

     (n) On or prior to the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, electronic mail, telex or telegraph, confirmed in writing.


     7.   Indemnification.

     (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the

Company will not be liable in any such case to any Underwriter or any controlling person of any Underwriter to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date or Additional Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

     (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses as incurred (including but not limited to reasonable attorneys' fees and any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company acknowledges that the statements set forth in paragraphs 3 and 9 and the last sentence of paragraph 10 under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

     (c)  Promptly after receipt by an indemnified party under Section 7(a) or
Section 7(b) of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the indemnifying party does not diligently defend the action after assumption of the defense, (ii) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (iii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability on claims that are or reasonably could have been the subject matter of such action, (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party and (z) the indemnifying party reaffirms its indemnification obligations pursuant to this Agreement.

     8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as
(a) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to (b) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such

Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided however that such consent was not unreasonably withheld. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.


     9.   Default by an Underwriter.

     (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to Section 9(b)) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

     (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7(a) and 8 hereof with respect to the Company) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

     (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of their respective officers and directors or any controlling persons thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11.

     11.  Effective Date of Agreement; Termination.

     (a) This Agreement shall become effective, upon the later of when (i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of Sections 1, 5, 7, 8, 10, 11 and 14 hereof shall at all times be in full force and effect.

     (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; (ii) if trading on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction; (iii) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; (iv) there has been since the date of this Agreement or since the respective dates as of which information is given on the Registration Statement, any Material Adverse Effect; or (v) (A) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) if there shall have been any other calamity or crisis or any such change in political, financial or economic conditions if the effect of any such event in (A) or (B) in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

     (c) Any notice of termination pursuant to this Section 11 shall be in writing.

     (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by you as provided in Section 11(a) or (ii) Section 9(b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

     12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and , if sent to any Underwriter, shall be mailed, delivered, or transmitted by facsimile and confirmed in writing, to such

Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Jerome Kapelus, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Paul Jacobs, Esq. and Warren J. Nimetz, Esq.; if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to Allen Telecom Inc., 25101 Chagrin Boulevard, Suite 350, Beachwood, Ohio 44122, Attention: Laura Meagher, General Counsel and Secretary, with a copy to Jones, Day, Reavis & Pogue, North Point, 901 Lakeside Avenue, Cleveland, Ohio 44114, Attention: Christopher M. Kelly, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 6 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective heirs, devisees, successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     16. Headings; References. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement. References to "Sections" or "Schedules" in this Agreement are references to Sections of, or Schedules to, this Agreement unless otherwise indicated.

     17. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

     If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.



                                          Very truly yours,

                                          ALLEN TELECOM INC.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:





Accepted as of the date first above written

BEAR, STEARNS & CO. INC.


By:
    ----------------------------------
    Name:
    Title:

As Representative of the several Underwriters named in Schedule I attached hereto.

                                   SCHEDULE I


                                                           NUMBER OF FIRM SHARES
NAME OF UNDERWRITER                                           TO BE PURCHASED
-------------------                                        ---------------------

Bear, Stearns & Co. Inc.................................          ________

McDonald Investments Inc................................          ________

A.G. Edwards & Sons, Inc................................          ________

Needham & Company, Inc..................................          ________

H.C. Wainwright & Co., Inc..............................          ________

     Total:.............................................         1,000,000
                                                                 =========

                                                                       EXHIBIT A


                           [FORM OF LOCK-UP AGREEMENT]

                                 March ___, 2002


Bear, Stearns & Co. Inc.
  as Representative of the
  several Underwriters referred to below
  383 Madison Avenue
  New York, New York 10179
  Attention: Equity Capital Markets


                      Allen Telecom Inc. Lock-Up Agreement


Ladies and Gentlemen:

     This letter agreement (this "AGREEMENT") relates to the proposed public offering (the "OFFERING") by Allen Telecom Inc., a Delaware corporation (the "COMPANY"), of its Series D Convertible Preferred Stock, without par value ("SERIES D PREFERRED STOCK").

     In order to induce you and McDonald Investments Inc., A.G. Edwards & Sons, Inc., Needham & Company, Inc. and H.C. Wainwright & Co., Inc., the other underwriters for which you act as representative (collectively, the "UNDERWRITERS") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("BEAR STEARNS"), during the period from the date hereof until ninety (90) days following the original issuance date of the Series D Preferred Stock (the "LOCK-UP PERIOD"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "RELEVANT SECURITY" means the Series D Preferred Stock, the Company's common stock, par value $1.00 per shares ("COMMON STOCK"), or any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Series D Preferred Stock, Common Stock or other such equity security. Notwithstanding the foregoing, the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession, provided that each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.

     The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.


                                        Very truly yours,


                                        By:
                                            ------------------------------------

                                        Print Name:
                                                    ----------------------------

                                  SCHEDULE 1(k)



Name of Corporation       State/Country         Date                  Ownership
or Other Entity           of Organization       of Organization       Percentage
-------------------       ---------------       ---------------       ----------

                                  SCHEDULE 1(x)